                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 1995
                                                  ------------------------------

                           Merrill Lynch & Co., Inc.
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

   Delaware                      1-7182                         13-2740599
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(State or Other               (Commission                    (I.R.S. Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)



World Financial Center, North Tower, New York, New York               10281-1332
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                   -----------------------------

- --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5. Other Events
- --------------------

Filed herewith is certain summary financial information for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co.") as of December 30, 1994. This information is being filed in connection with certain ML & Co. financing transactions. Also filed is a statement re: the computation of ratio of earnings to fixed charges.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
- --------------------------------------------------------------------------

        (c) Exhibits
            --------

            (12) Statement re: computation of ratios

            (99) Additional Exhibits

                 (i) Summary Financial Information


                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        MERRILL LYNCH & CO., INC.
                                        -------------------------
                                              (Registrant)



                                        By:  /s/ Theresa Lang
                                            ------------------
                                             Theresa Lang
                                             Senior Vice President,
                                             Treasurer

Date: March 3, 1995


                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description                                 Page
- -----------    -----------                                 ----

   (12)        Statement re: computation of ratios           5

   (99)        Additional Exhibits

               (i) Summary Financial Information             6


                                       4